Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SEPARATION AGREEMENT

This Separation Agreement (together with all the exhibits and schedules attached hereto or thereto, the “Agreement”) is entered into by and between Exelixis, Inc. (“Exelixis” or “Company”) and Amy Peterson (“Employee”). Employee and Exelixis are referred to collectively herein as the “Parties.” This Agreement shall be effective on the eighth (8th) day after Employee signs the Agreement (including, for the avoidance of doubt, the Release of Claims attached hereto as Exhibit B (the “Release”)), so long as Employee has not timely revoked the Release before that date (“Effective Date”).

RECITALS
WHEREAS, Employee has been employed by Exelixis since August 23, 2023, in the role of Executive Vice President, Product Development & Medical Affairs & Chief Medical Officer, at the current annual base salary of $706,135.00;

WHEREAS, Employee’s employment with Exelixis ended on August 29, 2025 (“Termination Date”);

WHEREAS, on or about August 24, 2023, Employee executed a copy of the Participation Notice for Exelixis’ Change in Control and Severance Benefit Plan, as amended and restated as of December 14, 2023 (“CIC Plan”), designating Employee as an Executive Participant in the CIC Plan (see Exhibit A);

WHEREAS, provided that Employee complies with all conditions set forth herein, signs and returns this Agreement (including the Release), and does not revoke the Release, then Employee will receive the consideration set forth in Section 3 below (“Consideration”);

WHEREAS, Employee was presented with this Agreement on August 29, 2025, and will be provided a consideration period of forty-five (45) calendar days from the date Exelixis provided Employee with the information and notices outlined herein in which to decide whether or not to sign the Agreement;

WHEREAS, on the Termination Date, Exelixis paid Employee all earned salary, and other earned wages that could be calculated as of the Termination Date, and all accrued and unused paid time off through that date, subject to payroll deductions and withholdings. Employee received these payments regardless of whether or not Employee executed this Agreement;

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

WHEREAS, regardless of whether Employee signs this Agreement, Exelixis paid the Employee an amount equal to the salary and value of benefits that Employee would have received had Employee remained employed for a period of sixty (60) days from and including the Termination Date;

WHEREAS, the Parties seek a full and final resolution of all past, present and potential claims, controversies and disputes Employee may have concerning Employee’s employment and/or separation from Exelixis to the fullest extent permitted by law;

WHEREAS, the Parties hereby acknowledge, represent and warrant that the terms and conditions in this Agreement are fair, reasonable, adequate and in their mutual best interest; and,

WHEREAS, the Parties acknowledge that they are waiving significant legal rights or claims by signing this Agreement and that they voluntarily enter into this Agreement after being given the opportunity to consult with legal counsel, with a full and complete understanding of its terms and legal effect, and with the intent to be bound thereby.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals, and in consideration for the covenants, terms and conditions set forth herein, each of which is material, and for other valuable consideration, the sufficiency of which is hereby acknowledged by each Party hereto, Employee and Exelixis, and each of them, agree as follows:
1.    No Admission of Liability. The Parties hereby acknowledge and agree that this Agreement: (a) shall not be deemed to be, or be construed as, an admission of any liability or wrongdoing of any kind whatsoever by the Company or any other Releasee (as such term is defined in Exhibit B); and (b) the Parties shall not hereafter assert that this Agreement, the fact of this Agreement, or any provision herein is an admission as to any wrongful conduct, liability, or as to the merits or lack of merit of any claim settled herein, or otherwise.
2.    Warranties and Agreements in Consideration of Severance Payment.

(a)    Equity Awards. Employee acknowledges Employee may have vested and unvested equity interests granted pursuant to the Exelixis, Inc. 2017 Equity Incentive Plan (the “Plan”) outstanding as of the Termination Date (as identified by the Company and communicated to the Employee). Employee acknowledges and agrees that any vested Options and vested Units will be treated in accordance with the terms of the Plan, the CIC Plan, and the applicable award agreements, and that all unvested Options and unvested Units are forfeited effective as of the Termination Date and Employee has no further rights or interests therein. Employee acknowledges and agrees that Employee has no rights to any Company equity awards except with respect to the vested Options and vested Units as set forth above;

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b)    Insider Information Obligations. Employee acknowledges Employee’s continuing obligations under Exelixis’ Insider Trading Policy, a copy of which was sent to Employee on the Termination Date;

(c)    Employment References. Consistent with its policies and practices, in the event Exelixis is contacted by a potential employer regarding Employee, it will only confirm title of the position last worked and dates of employment. All such inquiries should be specifically directed to hr@exelixis.com;

(d)    Reaffirmation of Ongoing Confidentiality Obligations. Employee acknowledges and agrees that, subject to Section 4 below, nothing herein shall be construed to relieve Employee of Employee’s obligations to maintain and preserve the confidentiality of Exelixis’ business confidential, proprietary information, trade secrets and sensitive information, including but not limited to, all information, data and documents (both physical and electronic) described in Exelixis’ Proprietary Information and Inventions Agreement signed by Employee, the terms of which are incorporated herein by reference (“PIIA”). Employee understands and agrees that Employee’s continuing obligations under the PIIA include Employee’s obligations to maintain and preserve the confidentiality of “Company Confidential Information” (hereinafter referred to as defined in the PIIA, except that these terms are hereby amended to exclude information that may be disclosed under Section 4 herein). However, as more fully articulated in Section 4 herein, nothing in this Agreement shall prevent Employee from engaging in Protected Activity or prohibit any non-managerial, non-supervisory employees from engaging in protected concerted activity under section 7 of the National Labor Relations Act or similar state law, including concerted activities for the purpose of mutual aid or protection, such as using or disclosing information acquired through lawful means regarding terms and conditions of employment, joining, assisting, or forming a union, bargaining, lawful picketing or striking, or participating in other activity for mutual aid or protection, or refusing to do so;

(e)    Reaffirmation of Invention-Related Obligations. Employee understands and agrees that their continuing obligations include those relating to “Inventions,” as that term is defined and as such obligations are articulated in the PIIA. Employee acknowledges and reaffirms their obligation to assist Exelixis, or its designee, at Exelixis’ expense, in every proper way to secure Exelixis’ rights in the Inventions in any and all countries. Such assistance may include, but is not limited to: (i) Employee’s disclosure to Exelixis of all pertinent information and data with respect to Exelixis’ rights in the Inventions, the execution of all applications, specifications, oaths, assignments, and all other instruments that Exelixis shall deem proper or necessary to apply for, register, obtain, maintain, defend, and enforce such rights, and to deliver, assign, and convey to Exelixis, its successors, assigns, and nominees the sole and exclusive rights, title, and interest in and to all Inventions; and, pursuant to California Labor Code section 2802; (ii) Employee’s testimony in a suit or other proceeding relating to such Inventions. For the avoidance of any doubt, Employee acknowledges and agrees that their obligations include, but are not limited to: (i) executing, submitting, supplementing, or otherwise completing Invention Disclosure Forms; (ii) executing and submitting patent

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

assignments, declarations, or similar documents; and (iii) promptly and truthfully responding to Company inquiries regarding pending or anticipated patent applications;

(f)    Return of All Property. Whether Employee enters into this Agreement or not, as of the Termination Date, and subject to Section 4 below, with the exception of personnel documents signed by Employee for purposes of obtaining or holding employment, Employee has returned any Company property, including any documents, proprietary information, or other items (i) that Exelixis provided to Employee; (ii) that Employee developed, obtained, or otherwise possesses in connection with Employee’s employment with Exelixis; or (iii) that otherwise belong to Exelixis (“Company Property”). By way of example, Company Property includes, but is not limited to (i) security badges; (ii) keys; (iii) security codes, passwords, or electronically stored information and access credentials; (iv) mobile phones; (v) computers of any kind, including laptop, desktop, or portable devices such as iPads; (vi) any other Company device or equipment; (vii) credit cards; (viii) all forms of documents, including electronic documents; (ix) diskettes, thumb or USB drives, compact discs, or any other storage media; (x) hardware; (xi) software; (xii) models, molds, and prototypes; (xiii) specifications; (xiv) charts; (xv) blueprints; (xvi) sketches or drawings prepared using any method, including but not limited to computer-aided design; (xvii) photographs; (xviii) lab books, lists, notebooks, or notes of any kind; (xix) files, data, or other records; (xx) policies or manuals; (xxi) proposals or reports; (xxii) correspondence; (xxiii) all tangible embodiments of the Inventions; (xxiv) any proprietary information of or regarding Exelixis, including but not limited to financial data, customer information, product information, personnel documents or information other than Employee’s own, and marketing materials; (xxv) any other Company Confidential Information or Associated Third-Party Confidential Information; and (xxvi) any reproductions of any of the foregoing items, including, without limitation, those records maintained pursuant to Employee’s obligations under the PIIA. Employee further represents and warrants that Employee will take no proprietary or Confidential Information belonging to Exelixis, except for information lawfully acquired by Employee about wages, hours or other terms and conditions of employment if used by Employee for purposes protected by section 7 of the NLRA such as joining or forming a union, engaging in collective bargaining, or engaging in other concerted activity for employees’ mutual aid or protection;

(g)     Cooperation. Employee agrees that they will cooperate with Exelixis to effectuate a full transition of Employee’s duties and Employee agrees to make themselves reasonably available to Company to respond to requests by Company for information, execute documents and paperwork, or complete additional tasks necessary to provide Exelixis with reasonable transition support. Further, Employee agrees to cooperate reasonably and promptly with Exelixis and any Releasee or any of their designees in any investigation, proceeding, deposition, administrative review, court hearing, or litigation brought against Exelixis or any of the Releasees by any government agency or private party pertaining to matters occurring during Employee’s employment with Exelixis or any of the Releasees with respect to business issues or claims and litigation of which Employee has personal or corporate knowledge, or that arose in Employee’s organization or chain of command. Such cooperation

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

includes, without limitation, Employee making themselves available to the Company and any Releasee or any of their designees upon reasonable notice, without subpoena, to provide complete, truthful and accurate information in witness interviews, depositions, and trial testimony, executing accurate and truthful documents including declarations, and taking such other acts as may be reasonably requested by the Company and any Releasee or any of their designees to effectuate the foregoing. Subject to Section 4 below, if Employee receives a complaint or subpoena or other legal process relating to the Company or any other Releasee or a request for interview or to provide information concerning any existing, potential or threatened claims against the Company or a Releasee, Employee agrees to give written notice to the Company to the attention of the Company’s Executive Vice President and General Counsel, or their designee, within seven (7) days of receipt and prior to Employee’s response to any such process or communication, unless prohibited by applicable law. Only reasonable and documented out-of-pocket expenses in assisting Exelixis, a Releasee, or any affiliate at its request, will be reimbursed; and,

(h)    Additional Acknowledgments. Employee acknowledges that: (i) Employee has not raised a claim of sexual assault, sexual harassment, or unlawful workplace harassment or discrimination, failure to prevent an act of workplace harassment or discrimination, or an act of retaliation against a person for reporting or opposing harassment or discrimination against Exelixis or any of the Releasees, and remains free to disclose the same; (ii) Exelixis properly provided any leave of absence requested due to their or their family member’s health condition or military service and Employee has not been subjected to any improper treatment, conduct or actions due to a request for or taking such leave; (iii) Employee has received full and timely payment for all due and owing compensation in connection with their employment, subject to lawful deductions and tax withholdings; (iv) Employee has been appropriately paid for all services rendered in connection with their employment; and (v) Employee has not earned and is not otherwise entitled to any other wages, compensation, consideration, commission, sales incentive, bonus, severance, expense reimbursement, equity award, or remuneration in connection with their employment or separation from Exelixis, except as otherwise provided in this Agreement.

3.    Consideration.

(a)     Severance Payment.    In consideration of this Agreement (including the Release), provided Employee has complied with all conditions set forth herein, signs, returns not later than forty-five (45) days following the date on which Exelixis provided Employee the written notices containing the information outlined in Schedule I and Schedule II of this Agreement (the “Schedules”), and does not revoke the Release attached hereto as Exhibit B, Exelixis shall pay Employee (i) an amount equivalent to twelve (12) months’ base salary, in the gross amount of Seven Hundred and Six Thousand and One-Hundred Thirty Five Dollars ($706,135.00), pursuant to the terms of the CIC Plan; and (ii) an amount in consideration of any disputed entitlement to unvested Options and unvested Units forfeited pursuant to the Plan as of the Termination Date (an entitlement to which Exelixis unequivocally disputes and disclaims), in the gross amount of

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

One Million Dollars ($1,000,000.00); in each case, minus taxes and statutorily or otherwise required or authorized deductions (collectively, the “Severance Payment”) and payable as follows:

(i)One check payable to Employee in the gross amount of One Million Three Hundred Seventy-Two Thousand Eight Hundred Two Dollars ($1,372,802.00), less applicable tax withholding,
(ii)One check payable to Employee’s counsel, McGuinn, Hillsman & Palefsky, (“Employee’s Counsel”) in the amount of Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($333,333.00) for attorney’s fees and expenses.

Exelixis shall make the Severance Payment to Employee and Employee’s Counsel not later than the second regular payroll date after the Effective Date, subject to Exelixis’ prior timely receipt of a completed IRS Form W-9 from Employee’s Counsel. Exelixis shall issue a Form W-2 for the payment made to Employee under Section 3(a)(i) in 2025 and an IRS Form 1099 for the payment made to Employee’s Counsel under Section 3(a)(ii) in 2025;

(b)     Payment Equal to Pro Rata Portion of 2025 Annual Bonus. In further consideration of this Agreement, if Employee complies with all conditions precedent herein, pursuant to the terms of the CIC Plan, subject to Exelixis’ discretion regarding the actual amount of an annual bonus that Employee otherwise may have been eligible to earn for performance in the 2025 fiscal year based on the full-year actual performance of Exelixis (as determined by the CIC Plan administrator), if any (“Annual Actual Bonus”), Employee shall receive payment equal to a pro rata portion of Employee’s Annual Actual Bonus, which shall be calculated based on the number of completed calendar months Employee worked in the 2025 fiscal year, plus an additional sixty (60) calendar days deemed worked for purposes of this calculation. Payment shall be made in 2026 on the date Exelixis makes such payments to its then-current employees and shall be subject to taxes and statutorily or otherwise required or authorized deductions. Exelixis shall issue a Form W-2 for the Pro Rata Bonus Payment made to Employee in 2026;

(c)    Health Care Subsidy. In further consideration of this Agreement, if Employee complies with all conditions precedent herein, pursuant to the terms of the CIC Plan, Exelixis shall pay Employee the gross amount of $49,567.00, which is an amount equal to the costs that would be borne by Exelixis for Employee’s COBRA continuation coverage in Exelixis’ group health, dental or vision plans for fourteen (14) months after the Termination Date, less the premiums that would have been paid by Employee at the amount charged to similarly situated active employees for comparable coverage, which shall be reduced by all state and federal withholding taxes (the “Health Care Subsidy”). However, Employee has full discretion to use the Health Care Subsidy for any purpose and shall have no obligation to use the Health Care Subsidy to obtain health coverage. Additional information regarding Employee’s right to elect COBRA coverage will be provided separately. Exelixis shall make payment for the Health Care

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Subsidy in a single payment to Employee not later than the second regular payroll date after the Effective Date. Exelixis shall issue a Form W-2 for the Health Care Subsidy payment made in 2025;

(d)     Other Employee Benefits. All other benefits (such as life insurance, disability coverage, and 401(k) plan coverage) shall terminate on the Termination Date (except to the extent that a conversion privilege may be available thereunder);

(e)    Method of Payment. Notwithstanding the provisions of California Labor Code section 213(d), Employee authorizes Exelixis to make all payments pursuant to this Agreement via direct deposit into the bank, savings and loan association, or credit union account Employee has on file with Exelixis Payroll;

(f)    Total Consideration. Employee understands and agrees that the Consideration described in this Section 3 shall constitute the entire amount of monetary consideration provided to Employee by Exelixis under this Agreement and the CIC Plan and that Employee shall not seek any further compensation for any other claimed damage, costs or attorney’s fees in connection with Employee’s employment with Exelixis, the CIC Plan and/or any of the matters encompassed or released in this Agreement;

(g)    Application of Sections 409A and 457. Employee acknowledges and agrees that the termination of Employee’s employment constitutes an “involuntary separation from service” as described in Treasury Regulation section 1.409A-1(n)(1) and an “involuntary severance from employment” as described in Proposed Treasury Regulation section 1.457-11(d)(2). All payments provided for in this Agreement are intended to be exempt from section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), by reason of the exemption applicable to “short-term deferrals” (as set forth in Treasury Regulation section 1.409A-1(b)(4)), or by reason of the exemption applicable to “separation pay plans” (as set forth in Treasury Regulation section 1.409A-1(b)(9)).  The Parties agree that pursuant to section 457(e)(11)(A)(i) of the Code, Treasury Regulation section 1.457-2(k) and Proposed Treasury Regulation section 1.457-11(c), this Agreement constitutes a bona fide severance pay plan that is not subject to section 457 of the Code and is not treated as an agreement to defer compensation. Each payment of compensation under this Agreement shall be treated as a separate payment of compensation for purposes of section 409A of the Code. The provisions of this Agreement are to be interpreted in a manner consistent with the foregoing intent as expressed in this Section; and,

(h)    No Representations Regarding Tax Consequences. Employee acknowledges and agrees that neither Exelixis nor any representative of Exelixis has made any representations, warranties, or promises of any kind, regarding the tax consequences of any amounts received by Employee pursuant to this Agreement. Employee agrees to pay all federal and state taxes of every type, which Employee is required to pay by law with respect to this Agreement, other than the payroll deductions Exelixis is legally required to take from employee wages. Employee

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

agrees to hold Exelixis completely harmless for same and to indemnify Exelixis for any charges incurred because of Employee’s failure timely and/or fully to meet Employee’s tax obligations hereunder.

4.    No Interference with Rights and Protected Activity. Nothing in this Agreement prohibits Employee from (i) discussing or disclosing information about or opposing an event or conduct that Employee reasonably believes is a violation of law, including criminal conduct, discrimination, harassment, retaliation, a safety or health violation, or other unlawful or unsafe employment practices (whether in the workplace or at a work-related event); (ii) reporting such an event or conduct to Employee’s attorney, law enforcement, or the relevant government agency (such as the Department of Labor (“DOL”), Equal Employment Opportunity Commission (“EEOC”), NLRB, Occupational Safety and Health Administration (“OSHA”), Securities and Exchange Commission (“SEC”), or any applicable state or local agency on human rights); (iii) disclosing or discussing factual information related to any acts of sexual assault, sexual harassment, other sexual misconduct, or other unlawful workplace harassment or discrimination, failure to prevent an act of workplace harassment or discrimination, or act of retaliation against a person for reporting or opposing harassment or discrimination (in the workplace, at work-related events, between employees, between an employer and an employee, or otherwise); (iv) making any truthful statements or disclosures required by law or otherwise cooperating in an investigation conducted by any government agency; or (vii) testifying in an administrative, legislative, or judicial proceeding concerning alleged criminal conduct or alleged sexual harassment on the part of Exelixis, or on the part of the agents or employees of Exelixis, when Employee has been required or requested to attend such a proceeding pursuant to a court order, subpoena, or written request from an administrative agency or the legislature (collectively, “Protected Activity”). Such Protected Activity includes using or disclosing information acquired through lawful means regarding Employee’s own wages, hours, benefits, or other terms and conditions of employment, except where the information was entrusted to the employee in confidence by Exelixis as part of the employee’s job duties.

Employee understands that in connection with this Section, Employee is permitted to disclose documents or other information as permitted by law, without giving notice to, or receiving authorization from Exelixis. Notwithstanding the foregoing, Employee agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Exelixis Confidential Information under the PIIA to any parties other than the government agencies. Any language in the PIIA regarding Employee’s right to engage in Protected Activity that conflicts with, or is contrary to, this Agreement is superseded by this Agreement. In addition, pursuant to the Defend Trade Secrets Act of 2016, Employee is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal.

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

5.    Confidentiality. Except as noted in Sections 2(d) and 4, Employee covenants and agrees that they will keep the terms of the exhibits and schedules to this Agreement confidential, and that they shall not hereafter disclose the terms of the exhibits or schedules to this Agreement, or negotiations leading to this Agreement or any exhibits or schedules hereto, to anyone other than Employee’s immediate family, attorneys, and tax accountants, provided that the Parties may make any other disclosures as are required by law. Recipients of such information shall be informed of this confidentiality requirement.

6.    No Assignment of Claims. Employee represents that Employee has not made, and will not make, any assignment of any claim, cause or right of claim, or any right of any kind whatsoever, embodied in any of the charges and obligations that are released herein (including under the Release) to any person or private entity, and that no other person or private entity of any kind, other than Employee, had or has any interest in any claims that are released herein (including under the Release). Employee agrees to indemnify and hold harmless Exelixis from any and all claims, demands, expenses, costs, attorney’s fees, and causes of action asserted by any person or entity due to a violation of this non-assignment provision.

7.    Fees and Costs. The Parties agree that each side shall bear its own attorney’s fees and costs incurred in connection with the negotiation of this Agreement.

8.    Advice of Counsel. In executing this Agreement, Employee acknowledges that Employee has been instructed through this Agreement to and has had the opportunity to consult with, and be advised by, independent legal counsel of Employee’s choice and that Employee has executed this Agreement (including, for the avoidance of doubt, the Release) knowingly, deliberately and voluntarily after independent investigation, and without fraud, duress, or undue influence.

9.    Entire Agreement and Modification. The Parties hereby represent and acknowledge that in executing this Agreement they do not rely and have not relied upon any representation or statement made by any other Party or by any other Party’s agents, attorneys, or representatives with regard to the subject matter, basis, or effect of this Agreement or otherwise, other than those specifically stated in this written Agreement. This Agreement (together with all the exhibits and schedules attached hereto or thereto) sets forth the entire agreement between the Parties hereto and fully supersedes any and all prior agreements and understandings, written or oral, between the Parties hereto pertaining to the subject matter hereof. This Agreement may only be amended or modified by a writing signed by Employee and Exelixis’ Chief Executive Officer. Any waiver of any provision of this Agreement shall not

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

constitute a waiver of any other provision of this Agreement unless expressly so indicated. However, any prior agreements between or related to the Parties that contain provisions regarding arbitration of disputes, inventions, business ideas, and confidentiality of corporate information, including the PIIA, remain intact.

10.    Severability. Should any provision of this Agreement (other than Section 3) be declared or be determined by any court of competent jurisdiction to be illegal, invalid, or unenforceable, the legality, validity and enforceability of the remaining parts, terms or provisions shall not be affected thereby and said illegal, unenforceable, or invalid term, part or provision shall be deemed not to be a part of this Agreement.

11.    Interpretation and Governing Law. Employee has reviewed this Agreement and has had a full opportunity to negotiate its contents. Employee expressly waives any common law or statutory rule of construction that ambiguities are to be construed against the drafter of the Agreement and agrees that this Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against any of the Parties hereto. This Agreement is made and entered into in the state of California and shall in all respects be interpreted, enforced and governed by and under the laws of the State of California, without regard for choice-of-law provisions. Employee consents to personal and exclusive jurisdiction and venue in the State of California.

12.    Execution, Counterparts, Headings and Defined Terms. This Agreement may be executed in as many counterparts as may be necessary or convenient and by the different Parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, and all such counterparts shall constitute one and the same instrument. The headings to sections of this Agreement are for convenient reference only and shall not be used in interpreting this Agreement. Unless expressly stated to the contrary, all references to “days” in the Agreement mean calendar days.

13.    Electronic Signatures. The Parties agree that this Agreement (including the Release) may be signed electronically using “DocuSign” or other electronic signature program, with verification of signature provided by Employee as a condition precedent to payment of the Consideration set forth in Section 3. The Agreement so executed by Employee shall be returned to Tony Redmond, Exelixis, Senior Vice President, Human Resources, by email or mail at 1851 Harbor Bay Parkway, Alameda, CA 94502 or by email at [ * ].

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

BY AFFIXING HIS OR HER SIGNATURE BELOW, EACH OF THE PERSONS SIGNING THIS AGREEMENT REPRESENTS THAT HE OR SHE HAS READ AND UNDERSTANDS THIS AGREEMENT, THAT HE OR SHE IS AUTHORIZED TO SIGN THIS AGREEMENT AND TO BIND THE PARTY ON WHOSE BEHALF THEY SIGN, AND THAT THE PARTY ON BEHALF OF WHOM HE OR SHE SIGNS THIS AGREEMENT AGREES TO BE BOUND BY ITS TERMS.
Date: 11/3/2025         /s/ Amy Peterson
        Amy Peterson

        EXELIXIS, INC.

Date: 11/3/2025         /s/Tony Redmond
        Tony Redmond
        Senior Vice President, Human Resources

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A
PARTICIPATION NOTICE FOR EXELIXIS, INC. CHANGE IN CONTROL AND SEVERANCE BENEFIT PLAN

[ * ]
Exhibit A

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B

RELEASE OF CLAIMS

[ * ]
Signature Page to Release of Claims

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule I
OWBPA NOTICE

[ * ]
Schedule I

Exhibit 10.22

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [ * ], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Schedule II
JOB LISTING CHART

[ * ]
Schedule II